EXHIBIT 10.9

RESTRICTED STOCK AWARD AGREEMENT

Name of Grantee:

No. of Shares (the “Restricted Stock”):

Grant Date:

Pursuant to the Incentive Stock Grant Agreement dated as of _____________ (the “Incentive Stock Grant Agreement”), between the Grantee named above (the “Grantee”) and Assure Holdings Corp., a Colorado corporation (the “Company”), the Company hereby issues to the Grantee this Restricted Stock Award (an “Award”). Upon acceptance of this Award, the Grantee shall receive the number of the Company’s common stock (the “Shares”) specified above, subject to the restrictions and conditions set forth herein. The Company acknowledges the receipt from the Grantee of consideration with respect to the Fair Market Value of the Shares in the form of past and future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Company.

1. Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Section 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this award agreement (the “Agreement”) and (ii) deliver to the Company a stock power endorsed in blank.

2. Restrictions and Conditions.

(a)                 Legend. Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend to the effect that such shares (i) have not been registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws and (ii) are subject to restrictions as set forth herein, in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) IN ACCORDANCE WITH RULE 144, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

THESE SECURITIES ARE SUBJECT TO THE RESTRICTIONS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT DATED DECEMBER 22, 2020.

(b)                Non-Transferable Shares. Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting as provided for in Section 3.

3. Vesting of Restricted Stock. The Shares shall remain forfeitable subject to the Grantee’s continued service with the Company until such risk of forfeiture lapses as set forth herein. The Shares shall become fully vested and non-forfeitable upon the earliest of the following events:

(a)                 The effectiveness of a registration statement on Form S-1, Form S-3 or Form S-8 filed under the U.S. Securities Act, registering the offer and sale of the Shares for resale by the Grantee without a hold period or restriction;

(b)                The availability of an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws, which permits the Grantee to offer and sell the Shares without a hold period or restriction;

(c)                 The Company’s involuntary termination of the Grantee without cause or the termination of the Grantee’s appointment as an officer or director of the Company;

(d)                At the close of business on December 31, 2021; or

(e)                 Upon a Change in Control of the Company (as defined in the Incentive Stock Grant Agreement).

4. Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.

5. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.

7. Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its officers, employees or agents with regard to such election.

8. No Obligation to Continue Employment. Neither the Company nor any of its subsidiaries or affiliates is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any of its subsidiaries or affiliates to terminate the employment of the Grantee at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

Assure Holdings Corp.

By:
Name, Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee is acceptable.

Dated:
Grantee’s Signature

Grantee’s name:

STOCK POWER

FOR VALUE RECEIVED, upon forfeiture under the terms of the Restricted Stock Award Agreement by and between _______________ (the “Undersigned”) and Assure Holdings Corp. (the “Company”), dated ________________, the Undersigned does hereby sell, assign and transfer unto the Company ___________ shares of common stock of, standing in his name on the books of the Company, represented by book entry form, and does hereby irrevocably constitute and appoint _______________________, as attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated: